Exhibit 99.5

EXECUTION COPY

GOVERNMENT-RIGAS SETTLEMENT AGREEMENT

This Settlement Agreement (the “Agreement”) is entered into this 24th day of April 2005, by and between the United States Attorney’s Office for the Southern District of New York (the “Government”), on the one hand, and John J. Rigas, Doris Rigas, Michael J. Rigas, Timothy J. Rigas, James P. Rigas, Ellen Rigas Venetis and their affiliated entities listed on Exhibit A hereto (collectively referred to as the “Rigas Family”), on the other hand.  The Government and the Rigas Family are collectively referred to herein as the “Parties.”

Background

Adelphia Communications Corporation (“Adelphia”) is a debtor-in-possession in bankruptcy proceedings whose case is being jointly administered with its debtor subsidiaries and affiliates under Bankruptcy Case No. 02-41729 (REG) in the United States Bankruptcy Court for the Southern District of New York (“Bankruptcy Court”).

Adelphia owns and operates a large group of cable television systems and operates other cable television systems owned by the Rigas Family.  The Rigas Family owned cable television systems are hereinafter referred to as the “Managed Entities” and are described on Exhibit B hereto.

On July 30, 2003, a Superseding Indictment (the “Indictment”) was returned against, among others, John J. Rigas, Timothy J. Rigas and Michael J. Rigas in twenty-three counts relating to events and transactions involving Adelphia and the Managed Entities.  On July 8, 2004, the jury in the United States District Court for the Southern District of New York (the “Court”) in the case entitled United States of America v. John J. Rigas, et al., (S1) 02 CR 1236 (LBS) (the “Criminal Case”), found John J. Rigas and Timothy J. Rigas guilty on Counts

One (Conspiracy to Commit Securities Fraud, False Statements in SEC Filings, and Bank Fraud), Two through Sixteen (Securities Fraud), and Twenty-Two and Twenty-Three (Bank Fraud), and not guilty on Counts Seventeen through Twenty-One (Wire Fraud).  Additionally, the same jury found Michael J. Rigas not guilty on Counts One (Conspiracy to Commit Securities Fraud, False Statements in SEC Filings, False Books and Records, Wire Fraud and Bank Fraud) and Seventeen through Twenty-One (Wire Fraud), and was unable to agree as to the remaining counts.

On December 10, 2004, the Government filed an Application for Preliminary Orders of Forfeiture against John J. Rigas and Timothy J. Rigas pursuant to Federal Rule of Criminal Procedure 32.2 (the “Forfeiture Application”).

On July 24, 2002, Adelphia commenced an adversary proceeding in the Bankruptcy Court against, among others, the Rigas Family and the Managed Entities alleging, among other things, violations of the RICO Act, securities fraud, breach of fiduciary duty and breach of contract.  This adversary proceeding is pending at No. 02-08051 (the “Civil Action”).  On August 26, 2002 and November 26, 2002, the Bankruptcy Court entered orders restraining certain members of the Rigas Family from disposing of assets (the “TROs”).  On February 2, 2005, Adelphia commenced a second adversary proceeding in the Bankruptcy Court against certain members of the Rigas Family seeking to resolve disputes regarding the ownership of certain real estate, pending at adversary proceeding No. 05-01101 (the “Real Estate Action”).  Simultaneously herewith, the Rigas Family and Adelphia have entered into a written agreement settling the Civil Action with respect to certain members of the Rigas Family, the TROs, the Real

Estate Action and all other claims and liabilities between the Parties (the “Rigas/Adelphia Settlement Agreement”).

On June 24, 2002, the Securities and Exchange Commission (the “SEC”) commenced a civil enforcement action in the Court against, among others, Adelphia and John J. Rigas, Timothy J. Rigas, Michael J. Rigas and James J. Rigas pending at No. 02-CV-5776 (the “SEC Action”).  The Government and the SEC anticipate entering into a settlement with Adelphia (the “Government/Adelphia Settlement”).

In connection with entering into this Agreement, the Rigas Family represents that all ownership interests of John J. Rigas and Timothy J. Rigas in any material assets not forfeited pursuant to this Agreement shall be transferred to, or for the benefit of, the other members of the Rigas Family, in partial consideration for their consent to the forfeitures required by the Government.

The Parties agree that a settlement on the terms and conditions set forth herein will serve the best interests of all constituents without the need for further litigation.  In entering into this settlement none of the Parties makes any legal or factual concession or admission with respect to their various charges, claims or defenses.

NOW, THEREFORE, in consideration of the Background (which is incorporated herein and made a part hereof), the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

Consent to Forfeiture

1.             In consideration of the settlement memorialized by this Agreement, each person or entity included in the Rigas Family consents to the forfeiture to the United States, in connection with any civil or criminal forfeiture related to the Criminal Case, or in any subsequently filed civil forfeiture action, pursuant to 18 U.S.C. § 981(a)(1)(C), as appropriate, of all of their respective interests in the Forfeited Managed Entities and the Other Forfeited Entities listed on Exhibit C hereto.  The forfeiture described in this paragraph shall be effectuated by the entry of a Consent Order of Forfeiture, the proposed form of which is set forth in Exhibit D hereto (the “Forfeiture Order”), and, if the Government in its discretion deems it necessary, by institution of civil forfeiture proceedings.

2.             In consideration of the settlement memorialized by this Agreement, each person or entity included in the Rigas Family consents to the forfeiture to the United States,  in connection with any civil or criminal forfeiture related to the Criminal Case, or in any subsequently filed civil forfeiture action, pursuant to 18 U.S.C. § 981(a)(1)(C), as appropriate, all of their respective interests in the real estate listed on Exhibit E hereto.  The forfeiture described in this paragraph shall be effectuated by the means set forth in Paragraph 1.  With respect to the all of properties described on Exhibit E, Section A, and with respect to property number 43 on Exhibit E, the United States shall not take title to any of the Forfeited Real Estate for 6 months from the entry of the Forfeiture Order and the Rigas Family shall have the right to occupy all of such real estate until such time.

3.             In consideration of the settlement memorialized by this Agreement, each person included in the Rigas Family consents to the forfeiture to the United States,  in connection with any civil or criminal forfeiture related to the Criminal Case, or in any subsequently filed civil forfeiture action, pursuant to 18 U.S.C. § 981(a)(1)(C), as appropriate, all of their respective interests in the entities listed as Other Forfeited Entities on Exhibit C hereto.  John J. Rigas and Timothy J. Rigas, to the extent of their individual ownership, further consent to the forfeiture to the United States of any debt and/or equity securities issued by Adelphia, including but not limited to those securities listed on Exhibit F hereto.  These forfeitures shall be effectuated by the means set forth in Paragraph 1.  Each entity listed on Exhibit C hereto, and each subsidiary thereof, that owns any debt and/or equity securities issued by Adelphia, including but not limited to those securities listed on Exhibit F hereto, further consents to the forfeiture to the United States of such securities, when and if requested to do so by the Government after the entities on Exhibit C have been forfeited.  To the extent that any Adelphia securities are owned by a person on Exhibit A or by an entity on Exhibit A that is not forfeited, such securities shall be forfeited, or, at the option of the Rigas Family, the entity that owns them shall be forfeited.

4.             Each person included in the Rigas Family agrees not to file a claim in the ancillary proceeding or otherwise contest the forfeiture to the United States of all of their respective interests in: (1) the entities listed on Exhibit C, hereto; (2) the real estate listed on Exhibit E, hereto; and (3) the Adelphia securities listed on Exhibit F, hereto.  Each person included in the Rigas Family, to the extent of their individual ownership, further agrees not to file a claim in the ancillary proceeding or otherwise contest the forfeiture to the United States of any debt and/or equity securities issued by Adelphia, including but not limited to those securities listed on Exhibit F hereto.  These forfeitures shall be effectuated by the means set forth in Paragraph 1.  Each entity listed on Exhibit C hereto, and each subsidiary thereof, that owns any debt and/or equity securities issued by Adelphia, including but not limited to those securities listed on

Exhibit F hereto, further agrees not to file a claim in the ancillary proceeding or otherwise contest the forfeiture to the United States of such securities, when and if requested to do so by the Government after the entities on Exhibit C have been forfeited.

Retention of Assets

5.             All assets or interests in assets owned by any person or entity included in the Rigas Family and not forfeited pursuant to Paragraphs 1 through 4 hereof are retained free and clear of any and all claims, liens, interests or encumbrances of the Government arising from the ownership, control or management of Adelphia by the Rigas Family, including but not limited to the conduct described in the Indictment and the complaint filed in the SEC Action, subject to the provisions of 21 U.S.C. § 853, and Paragraphs 6 and 10, hereof.

6.             The Rigas Family shall have the right to substitute cash for forfeiture in lieu of any real estate that would be forfeited pursuant to Paragraph 2, hereof (other than  properties numbered 34 through 42 on Exhibit E), and thereby retain such real estate free and clear of any liens, claims or encumbrances of the Government arising from the ownership, control or management of Adelphia by the Rigas Family, including but not limited to the conduct described in the Indictment and the complaint filed in the SEC Action, subject to the provisions of 21 U.S.C. § 853, this Paragraph 6, and Paragraph 10.  Such substitute cash shall be equal to the appraised value of the subject real estate as determined by an appraiser mutually agreeable to the Rigas Family and the Government, less the outstanding amount of any recorded mortgages, liens or judgments.  With respect to Greystone, the Rigas Family shall have the right to retain the spousal entireties interest therein of John J. Rigas by the payment of $1,700,000 to the United States for forfeiture in lieu of that interest.  With respect to the real estate in the Coudersport area that constitutes part of Wending Creek Farms and that would otherwise be forfeited, the Rigas Family shall have the right to substitute for forfeiture other real estate of comparable value (such values being determined by a mutually agreeable appraiser), and retain such Coudersport area real estate free and clear of any liens, claims or encumbrances of the Government arising from the ownership, control or management of Adelphia by the Rigas Family, including but not limited to the conduct described in the Indictment and the complaint filed in the SEC Action, subject to the provisions of 21 U.S.C. § 853, this Paragraph 6, and Paragraph 10.  Such payment or substitutions of cash or real estate shall occur not later than 6 months from entry of the Forfeiture Order.  With respect to this Agreement, the Government shall not exercise its rights under Section 853(p) with respect to: (a) the forfeited property listed on Exhibits C and F (the Forfeited Managed Entities and Other Forfeited Entities and Forfeited Securities); and (b) the forfeited property listed on Exhibit E (Forfeited Real Estate) to the extent of any diminution in value of such property as a consequence of such liens and/or encumbrances as are disclosed to the Government in writing prior to the execution of this Agreement.

7.             The ownership interest in Bucktail Broadcasting Corporation held by Highland Video Associates, L.P. shall be transferred to, or for the benefit of, members of the Rigas Family other than John J. Rigas or Timothy J. Rigas, prior to the entry of the Forfeiture Order.

The Victim Fund

8.             From the proceeds of the assets forfeited by and with the consent of the Rigas Family pursuant to this Agreement, the Attorney General shall establish a fund (the “Victim Fund”) for the purpose of providing restitution to such holders of Adelphia’s publicly traded securities as the Attorney General, in his sole discretion, determines were victims of the conduct alleged in the Indictment and the complaint filed in the

SEC Action.  No member of the Rigas Family may make a claim against the forfeited assets or the Victim Fund or object in any way in any forum to the distribution of the forfeited assets or to any action taken by, or in reference to the operation of, the Victim Fund.  As a condition to receiving a distribution from the forfeited assets or the Victim Fund, the Attorney General shall require any such victim recipient, other than Adelphia, to release and discharge the Rigas Family (except for John J. Rigas and Timothy J. Rigas) and Peter L. Venetis from any and all actions, claims or liabilities of any nature in relation to the ownership, control or management of Adelphia by the Rigas Family, including but not limited to the conduct described in the Indictment and the complaint filed in the SEC Action, and to dismiss any such claim or litigation commenced by such recipient against the

Rigas Family (except for John J. Rigas and Timothy J. Rigas) or Peter L. Venetis.  Such recipients shall also reduce and mark satisfied any judgment that they obtain against third parties, or otherwise indemnify the Rigas Family (except for John J. Rigas and Timothy J. Rigas) and Peter L. Venetis, to the extent of any liability (for contribution, indemnity or the like) of the Rigas Family (other than John J. Rigas or Timothy J. Rigas)

or Peter L. Venetis to the third party on account of such judgment.

Release of Certain Claims by the Government

9.             At the sentencing of John J. Rigas and Timothy J. Rigas, the Government shall advise the Court of this Agreement, and, in consideration thereof, the Government shall request no order of restitution or criminal fine upon either John J. Rigas or Timothy J. Rigas (other than mandatory special assessments required as a consequence of the convictions of John J. Rigas and Timothy J. Rigas pursuant to 18 U.S.C. § 3013).

10.           Upon satisfaction of all Conditions Precedent (as hereinafter defined) to this Agreement, the Government shall seek no other or further forfeiture, restitution, fine or other economic sanction or recovery in relation to the ownership, control or management of Adelphia by the Rigas Family, including but not limited to the conduct described in the Indictment, against any person or entity included in the Rigas Family.  Following the entry of the Forfeiture Order, the Government shall not cause the Forfeited Managed Entities to pursue any claims against any member of the Rigas Family or Peter L. Venetis.  This Agreement does not bind any federal, state or local prosecuting authority other than the Government, nor does this Agreement apply to any criminal tax violations or civil tax claims as to which the Government cannot and does not make any agreement.  If requested by any member of the Rigas Family, the Government will bring the terms of this Agreement to the attention of any other prosecuting authorities.

11.           This Agreement is a full and final settlement and shall not be affected by any reversal or relief from the judgment of conviction against John J. Rigas and Timothy J. Rigas, or any subsequent conviction of any person or entity included in the Rigas Family.

Conditions Precedent to Forfeiture

12.           At or before their sentencing, John J. Rigas and Timothy J. Rigas may request the Court to enter an order, the form of which is attached hereto as Exhibit I.  The entry of such order or another approval order acceptable to John J. Rigas and Timothy J. Rigas shall be a condition precedent to the effectiveness of this Agreement and the entry of the Forfeiture Order.

13.           In addition, the following are also conditions precedent to this Agreement and to the entry of the Forfeiture Order:

(a)           The Bankruptcy Court shall have entered an order under Rule 9019 of the Federal Rules of Bankruptcy Procedure approving the Rigas/Adelphia Settlement Agreement and the Government/Adelphia Agreement which order shall not have been stayed; and

(b)           John J. Rigas, Timothy J. Rigas, Michael J. Rigas and James P. Rigas shall consent to permanent injunctions against violations of the securities laws and director and officer bars in a form customarily required by the SEC (“SEC Consent Order”); and

(c)           The United States District Court for the Southern District of New York (Judge Castel) shall have entered the SEC Consent Order or otherwise approved this Agreement.

14.           All of the conditions precedent (collectively, the “Conditions Precedent”) must be satisfied on or before June 1, 2005, or such other date as may be set for sentencing (the “Control Date”).  In the event that all of the Conditions Precedent are not satisfied on or before the Control Date: (a) the Agreement shall become voidable by either Party to this Agreement and shall, if voided, be of no further force or effect; (b) the Government may request that the Court rule on its Forfeiture Application, and (c) the Rigas Family shall have all of their rights, claims and defenses against the relief sought by the Government in the Forfeiture Application and otherwise under the law.

Miscellaneous Provisions

15.           This Agreement shall not be used to establish the amount of any loss in connection with the sentencing of John J. Rigas and Timothy J. Rigas, or in any other criminal proceeding.  This Agreement is not admissible in the criminal case against Michael J. Rigas, nor in any retrial of the criminal case against John J. Rigas and/or Timothy J. Rigas.

16.           This Agreement shall not constitute any admission of liability or concession by any Party as to any legal or factual position.

17.           This Agreement constitutes the entire agreement of the Parties with respect to the subject matter hereof.  This Agreement shall not be modified, supplemented, amended or otherwise changed, or any of its provisions waived, in any manner whatsoever except by written instrument signed by the Parties.  Whenever possible, each term of this Agreement shall be interpreted in such a manner as to be valid and enforceable.  In the event that any term should be judicially determined to be or rendered invalid or unenforceable, all other provisions shall remain unaffected to the extent permitted by law.

18.           The Parties, from time to time, shall take such further actions and execute such other documents, including any consents to forfeiture in any subsequent civil forfeiture proceedings that are necessary to convey title or otherwise relinquish all interests of the Rigas Family to the assets to be forfeited under this Agreement, as are reasonably requested by another Party to implement this Agreement and the transactions contemplated hereby.

19.           The plural shall include the singular and the singular shall include the plural, as the context may require.  The term “Rigas Family” shall include any person or entity, or any combination of persons or entities, listed on Exhibit A hereto.

20.           This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall be deemed the complete Agreement.

21.           The Court shall have exclusive jurisdiction over the interpretation and enforcement of this Agreement.

                IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties hereto have caused this Agreement to be duly executed as of the date set forth above.

David N. Kelley

United States Attorney for the

Southern District Of New York

By:	/s/ Richard D. Owens
Richard D. Owens
Christopher J. Clark
Assistant United States Attorneys for the
United States of America
(212) 637-2415/2205

/s/ John J. Rigas
John J. Rigas

/s/ Doris Rigas
Doris Rigas

/s/ Michael J. Rigas
Michael J. Rigas

/s/ Timothy J. Rigas
Timothy J. Rigas

/s/ James P. Rigas
James P. Rigas

/s/ Ellen Rigas Venetis
Ellen Rigas Venetis

[Remainder of Page Intentionally Left Blank]

The following entities by one or more of the persons signing below in their capacity as an officer, member or partner of the entity, the member of the entity, the general partner, or entity performing a similar function:

Adelphia Cablevision Associates of Radnor, L.P.

Adelphia Cablevision of West Palm Beach, LLC

Adelphia Cablevision of West Palm Beach II, LLC

Bucktail Broadcasting Corp.

Coudersport Television Cable Co.

Coudersport Theatre

Cablevision Business Services, Inc.

Demetrios, Inc.

Desert Hot Springs Cablevision, Inc.

Dobaire Designs

Dorellenic

Dorellenic Cable Partners

Doris Holdings, L.P.

Eleni Acquisition, Inc.

Eleni Interiors, Inc.

Ergoarts, Inc.

Gristmill Properties, Inc.

Henderson Community Antenna Television, Inc.

Highland 2000, LLC

Highland 2000, L.P.

Highland Carlsbad Cablevision, Inc.

Highland Carlsbad Operating Subsidiary, Inc.
    (f/k/a Daniels Cablevision, Inc.)

Highland Communications, LLC

Highland Holdings

Highland Holdings II, G.P.

Highland Holdings Puerto Rico LLC

Highland Preferred Communications, LLC

Highland Preferred Communications 2001, LLC

Highland Prestige Georgia, Inc.

Highland Video Associates, L.P.

Hilton Head Communications, L.P.

Illiad Holdings, Inc.

Ionian Communications, L.P.

Island Partners, Inc.

Kostas LLC

Montgomery Cablevision Associates, L.P.

NCAA Holdings, Inc.

Niagara Frontier Hockey, L.P.

Patmos, Inc.

Persephone Enterprises, Ltd.

Prestige Communications, Inc.

Preston Motors, Inc.

RFP Cable Holdings, Inc.

Rigas Entertainment, Ltd.

Rigas Investments, LLC

Rigas Investments, L.P.

Roumali, Inc.

SAGIR, Inc.

Songcatcher Films, LLC

Syracuse Hilton Head Holdings, L.P.

Wending Creek 3656, LLC

Wending Creek Farms, Inc.

Zito Corporation

Zito L.P.

BY EACH OF THE FOLLOWING, AS APPLICABLE:

/s/ John J. Rigas
John J. Rigas

/s/ Doris Rigas
Doris Rigas

/s/ Michael J. Rigas
Michael J. Rigas

/s/ Timothy J. Rigas
Timothy J. Rigas

/s/ James P. Rigas
James P. Rigas

/s/ Ellen Rigas Venetis
Ellen Rigas Venetis

INDEX OF EXHIBITS

Exhibit A	List of Rigas Family
Exhibit B	List of Managed Entities
Exhibit C	Forfeited Managed Entities and the Other Forfeited Entities
Exhibit D	Form of Consent Order of Forfeiture
Exhibit E	Forfeited Real Estate
Exhibit F	Forfeited Securities
Exhibit G	Intentionally Omitted
Exhibit H	Intentionally Omitted
Exhibit I	Form of Approval Order

EXHIBIT A

INDIVIDUALS AND ENTITIES INCLUDED IN THE “RIGAS FAMILY”

1.                                       John J. Rigas

2.                                       Doris Rigas

3.                                       Michael J. Rigas

4.                                       Timothy J. Rigas

5.                                       James P. Rigas

6.                                       Mary Ann Rigas, M.D.

7.                                       Ellen Rigas Venetis

8.                                       The entities listed on Exhibit C

9.                                       Bucktail Broadcasting Corp.

10.                                 Coudersport Television Cable Co.

11.                                 Coudersport Theatre

12.                                 Demetrios, Inc.

13.                                 Dobaire Designs

14.                                 Dorellenic

15.                                 Dorellenic Cable Partners

16.                                 Doris Holdings, L.P.

17.                                 Eleni Acquisition, Inc.

18.                                 Eleni Interiors, Inc.

19.                                 Ergoarts, Inc.

20.                                 Gristmill Properties, Inc.

21.                                 Highland 2000, LLC

22.                                 Highland 2000, L.P.

23.                                 Highland Communications, LLC

24.                                 Highland Holdings

25.                                 Highland Holdings II, G.P.

26.                                 Highland Holdings Puerto Rico, LLC

27.                                 Highland Preferred Communications, LLC

28.                                 Highland Preferred Communications 2001, LLC

29.                                 Illiad Holdings, Inc.

30.                                 Island Partners, Inc.

31.                                 Kostas LLC

32.                                 NCAA Holdings, Inc.

33.                                 Niagara Frontier Hockey, L.P.

34.                                 Patmos, Inc.

35.                                 Persephone Enterprises, Ltd.

36.                                 Preston Motors, Inc.

37.                                 RFP Cable Holdings, Inc.

38.                                 Rigas Entertainment, Ltd.

39.                                 Rigas Investments, LLC

40.                                 Rigas Investments L.P.

41.                                 Roumali, Inc.

42.                                 SAGIR, Inc.

43.                                 Songcatcher Films, LLC

44.                                 Syracuse Hilton Head Holdings, L.P.

45.                                 Wending Creek 3656, LLC

46.                                 Wending Creek Farms, Inc.

47.                                 Zito Corporation

48.                                 Zito L.P.

A-1

EXHIBIT B

MANAGED ENTITIES

1.                                       Bucktail Broadcasting Corp.

2.                                       Coudersport Television Cable Co.

3.                                       The Forfeited Managed Entities listed on Exhibit C

B-1

EXHIBIT C

FORFEITED MANAGED ENTITIES

1.                                       Adelphia Cablevision Associates of Radnor, L.P.

2.                                       Adelphia Cablevision of West Palm Beach, LLC

3.                                       Adelphia Cablevision of West Palm Beach II, LLC

4.                                       Cablevision Business Services, Inc.

5.                                       Desert Hot Springs Cablevision, Inc.

6.                                       Henderson Community Antenna Television, Inc.

7.                                       Highland Carlsbad Cablevision, Inc.

8.                                       Highland Carlsbad Operating Subsidiary, Inc. (f/k/a Daniels Cablevision, Inc.)

9.                                       Highland Prestige Georgia, Inc.

10.                                 Highland Video Associates, L.P.(1)

11.                                 Hilton Head Communications, L.P.

12.                                 Ionian Communications, L.P.

13.                                 Montgomery Cablevision Associates, L.P.

14.                                 Prestige Communications, Inc.

OTHER FORFEITED ENTITIES

1.                                       Dorellenic

2.                                       Dorellenic Cable Partners

3.                                       Doris Holdings, L.P.

4.                                       Eleni Acquisition, Inc.

5.                                       Highland Holdings

6.                                       Highland Holdings II, G.P.

7.                                       Highland 2000 L.P.

8.                                       Highland 2000 LLC

9.                                       Illiad Holdings, Inc.

10.                                 NCAA Holdings, Inc.

(1)                                  Highland Video Associates, L.P., a Forfeited Management Entity, owns part of Bucktail Broadcasting Corp., and that ownership interest is not forfeited, but rather transferred to an entity for the benefit of the Rigas Family other than John J. Rigas and Timothy J. Rigas, immediately prior to forfeiture.

C-1

EXHIBIT D

FORM OF CONSENT ORDER OF FORFEITURE

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF NEW YORK

---------------------------------------------------------------X

UNITED STATES OF AMERICA,                    :

- v. -                                                                         :               CONSENT ORDER

                                                                                                 OF FORFEITURE

JOHN J. RIGAS,                                                                 :

TIMOTHY J. RIGAS, and

MICHAEL J. RIGAS,                                                          :               SI 02 Cr. 1236 (LBS)

Defendants.                           :

---------------------------------------------------------------X

WHEREAS, on July 30, 2003, Superseding Indictment S1 02 Cr. 1236 (LBS) (the “Indictment”) was filed against, among others, JOHN J. RIGAS and TIMOTHY J. RIGAS in twenty-three counts;

WHEREAS, the Indictment included an allegation seeking forfeiture pursuant to Title 18, United States Code, Section 981(a)(1)(C), and Title 28, United States Code, Section 2461, of all property, real and personal, that constitutes or is derived from proceeds traceable to the commission of the offenses charged in the Indictment;

WHEREAS, on July 8, 2004, the jury found JOHN J. RIGAS and TIMOTHY J. RIGAS guilty on Counts One (Conspiracy to Commit Securities Fraud, False Statements in SEC Filings, and Bank Fraud), Two through Sixteen (Securities Fraud), and Twenty-two and Twenty-three (Bank Fraud);

WHEREAS, defendants JOHN J. RIGAS and TIMOTHY J. RIGAS waive their right to a judicial determination of the forfeiture allegations in the Indictment;

WHEREAS, the Rigas Family is desirous of relinquishing assets for the purpose of creating funds to provide restitution to holders of Adelphia’s publicly traded securities;

WHEREAS, defendants JOHN J. RIGAS and TIMOTHY J. RIGAS, the defendants, have agreed, on the conditions set forth in the Settlement Agreement attached hereto as Exhibit A, to the forfeiture of the property more fully described in Exhibits C, E and F to the Settlement Agreement (hereinafter, the “Property”);

WHEREAS, MICHAEL J. RIGAS, who is a defendant in the Criminal Case,  along with James J. Rigas, Ellen Rigas Venetis and Doris Rigas, who are not parties to the Criminal Case, own directly or indirectly certain interests in the Property, including but not limited to the Forfeited Managed Entities, Other Forfeited Entities, and stock and partnership interests in certain corporations and partnerships that own some Forfeited Securities and Forfeited Real Estate; and

WHEREAS, MICHAEL J. RIGAS, James J. Rigas, Ellen Rigas Venetis, and Doris Rigas have each, pursuant to the terms of the Settlement Agreement, agreed to consent to the forfeiture of the Property and not to file a claim in the ancillary proceeding or otherwise contest the forfeiture to the United States of all of their respective interests in the Property.

NOW, THEREFORE, WITH THE AGREEMENT OF THE GOVERNMENT, JOHN J. RIGAS AND TIMOTHY J. RIGAS, AND UPON THE CONSENT OF MICHAEL J. RIGAS, JAMES J. RIGAS, ELLEN RIGAS VENETIS, AND DORIS RIGAS, IT IS ORDERED, ADJUDGED AND DECREED THAT:

1.             Pursuant to 18 U.S.C. § 981(a)(1)(C), 28 U.S.C. § 2461 and Rule 32.2(b)(1) of the Federal Rules of Criminal Procedure, and based on the consents set forth in this Consent Order of Forfeiture and pursuant to the Settlement Agreement, all right, title and interest held by JOHN J. RIGAS, TIMOTHY J. RIGAS, MICHAEL J. RIGAS, James J. Rigas, Ellen Rigas Venetis, and/or Doris Rigas in the Property shall be, and hereby is, forfeited to the United States as property derived from and traceable to the offenses of conviction as found by the jury and charged in Counts One (Conspiracy to Commit Securities Fraud, False Statements in SEC Filings, and Bank Fraud), Two through Sixteen (Securities Fraud), and Twenty-two and Twenty-three (Bank Fraud) of the Indictment.  Nothing contained in this paragraph shall constitute an admission or concession by any member of the Rigas Family as to any issue in the Criminal Case or in any other civil, administrative or criminal case or proceeding.  This Order shall not be admissible against the Rigas Family for any purpose in any civil, administrative or criminal case or proceeding, other than as may be required to enforce this Order.

 _________________________________

UNITED STATES DISTRICT JUDGE

EXHIBIT E

FORFEITED REAL ESTATE

A.            Section A:  Property to be Forfeited and Retained by USA

1.             Real property (30.0 acres - Tennessee Road) located in Hebron Township, Pennsylvania, designated as Plot Parcel 120-001-060-2 in Book 272, Page 580 of Potter County, purchase dated July 27, 1998;

2.             Real property (2.260 acres - Lot 1 & Lot 49) Allegheny Township, Coudersport, Pennsylvania, designated as Plot/Parcel 020-003-016-1 in Book 0287, Page 0297 of Potter County, purchase dated August 16, 2000;

3.             Real property (4.4 acres) Allegheny Township, Coudersport, Pennsylvania, designated as Plot/Parcel 020-002-006 in Book 0280, Page 0912 of Potter County, purchase dated June 26, 2000;

4.             Real property (17.040 acres Lot 47) Hebron Township, Coudersport, Pennsylvania, designated as Plot/Parcel 120-001A-009B in Book 0282, Page 0539 of Potter County, purchase dated September 25, 2000;

5.             Real property (20.000 acres - Rt. 343) located in Coudersport, Pennsylvania, designated as Plot/Parcel 120-001-063A in Book 0284, Page 0378 of Potter County, purchase dated January 15, 2001;

6.             Real property (210.50 acres - Lot 72) Allegheny Township, Coudersport, Pennsylvania, designated as Plot/Parcel 020-004-011A in Book 0278, Page 0243 of Potter County, purchase dated December 20,1999;

7.             Real property (8.660 acres - Lot 30, Rt. 52037) Hebron Township, Coudersport, Pennsylvania, designated as Plot/Parcel 120-001A-052 in Book 0276, Page 0599 of Potter County, purchase dated September 14, 1999;

8.             Real property (150.000 acres - Lot 112) Allegheny Township, Coudersport, Pennsylvania, designated as Plot/Parcel 020-003-019 in Book 0278, Page 0170 of Potter County, purchase dated December 14, 1999;

9.             Real property (2.600 acres Rt. 49) Eulalia Township, Coudersport, Pennsylvania, designated as Plot/Parcel 080-005-005 in Book 0278, Page 0929 of Potter County, purchase dated February 15, 2000;

10.           Real property (52.430 acres Rt. 49) Allegheny Township, Coudersport, Pennsylvania, designated as Plot/Parcel 020-002-021-2 in Book 0274, Page 0675 of Potter County, purchase dated June 10, 1999;

11.           Real property (1.090 acres) Allegheny Township, Coudersport, Pennsylvania, designated as Plot/Parcel 020-004-006-2 in Book 0271, Page 0104 of Potter County, purchase dated October 16, 1998;

12.           Real property (420.190 acres - Lot 170) Hebron Township, Coudersport, Pennsylvania, designated as Plot/Parcel 120-001-014-1 in Book 0270, Page 0428 of Potter County, purchase dated August 6, 1998;

13.           Real property (53.000 acres - Lot 99) Allegheny Township, Coudersport, Pennsylvania, designated as Plot/Parcel 020-003-017-1 in Book 0268, Page 0785 of Potter County, purchase dated May 18, 1998;

14.           Real property (5.730 acres - Lot 3, Rt. 52037) Allegheny Township, Coudersport, Pennsylvania, designated in Book 0268, Page 0402 of Potter County, purchase dated April 17, 1998;

15.           Real property (41.700 acres – Lot 86) Hebron Township, Coudersport, Pennsylvania, designated as Plot / Parcel 120-002-051 in Book 0267, Page 0797 of Potter county purchase dated March 24, 1998;

16.           Real property (117.200 acres - Lot 86) Hebron township, Coudersport, Pennsylvania, designated as Plot/Parcel 120-002-022 in book 0267, Page 0797 of Potter County, purchase dated March 24, 1998;

17.           Real property (24.100 acres Rt. 49 & 352) Hebron Township, Coudersport, Pennsylvania, designated as Plot/Parcel 020-001-002-1 in Book 0267, Page 0518 of Potter County, purchase dated January 23, 1998;

18.           Real property (121.690 acres - Cobb Hill Rd.) Allegheny Township, Coudersport, Pennsylvania, designated as Plot/Parcel 020-003-016-7 in Book 278, Page 891 and Book 278, Page 884 and Book 276, Page 367 of Potter County, purchase dated January 24, 2000;

19.           Real property (9.990 acres - Lot 2, Rt. 49) Allegheny Township, Coudersport, Pennsylvania, designated as Plot/Parcel 020-003-016-4 in Book 0288, Page 0490 of Potter County, purchase dated October 26, 2001;

20.           Real property (85.000 acres - Lot 144) Allegheny Township, Coudersport, Pennsylvania, designated as Plot/Parcel 020-003-017A in Book 0284, Page 0048 of Potter County, purchase dated November 28, 2000;

21.           Real property (41.620 acres) Allegheny Township, Coudersport, Pennsylvania, designated as Plot/Parcel 020-003-021-1 in Book 0285, Page 0509 of Potter County, purchase dated April 4, 2001;

22.           Real property (2.380 acres – Lot 63, Rt. 52037) Allegheny Township, Coudersport, Pennsylvania, designated as Plot / Parcel 020-004-006-3 in Book 274, Page 0096 of Potter County, purchase dated May 10, 1999;

23.           Real property (5.000 acres Rt. 343) Hebron Township, Coudersport, Pennsylvania, designated as Plot/Parcel 020-001-063-1 in Book 0284, Page 0373 of Potter County, purchase dated January 15, 2001;

24.           Real property (0.73 acres) Ulysses Township, Coudersport, Pennsylvania, designated as Plot/Parcel 290-012A-025 in Book 0287, Page 0537 of Potter County, purchase dated August 30, 2001;

25.           Real property (42.500 acres - Lot 90) Allegheny Township, Coudersport, Pennsylvania, designated as Plot/Parcel 020-003-022-1 in Book 0287, Page 0991 of Potter County, purchase dated October 1, 2001;

26.           Real property (29.958 acres) Hebron Township, Coudersport, Pennsylvania, designated as Plot/Parcel 120-001-006A in Book 0275, Page 0823 of Potter County, purchase dated August 5, 1999;

27.           Real property (28.220 acres - 1607 Rt. 49) Allegheny Township, Coudersport, Pennsylvania, designated as Plot/Parcel 020-002-014 in Book 0289, Page 0051 of Potter County, purchase dated December 5, 2001;

28.           Real property (100.00 acres - Colesburg Rd.) located in Coudersport, Pennsylvania, designated as Plot/Parcel 080-005-002A in Book 0289, Page 0446, of Potter County, purchase dated August 15, 2001;

29.           Real property (5.453 acres - Lot 4, Rt. 49) Allegheny Township, Coudersport, Pennsylvania, designated as Plot/Parcel 020-003-016-2 in Book 0287, Page 0750 of Potter County, purchase dated September 14, 2001;

30.           Real property (2.103 acres - Rt. 449) Ulysses Township, Coudersport, Pennsylvania, designated as Plot/Parcel 290-012A-024 in Book 0287, Page 0117 of Potter County, purchase dated August 6, 2001;

31.           The spousal entireties interest of John J. Rigas in real property (Condominium B Greystone, Unit 18 B Lot 1), Eagle County, Colorado, recorded in Book 550, Page 348 of Eagle County;

32.           Real property (Condominium B One Beaver Creek, Unit R-62), Eagle County, Colorado, designated as Plot/Parcel 210524138015 in Book 0744, Page 0979 of Eagle County;

33.           Real property (Condominium — The Saratoga, Unit 23C), East 75th Street, New York, New York;

B.                                     Section B:  Other Property to be Forfeited

34.           Real property (21,526 sq. ft. B Lots 10, 11 & 12) Borough of Punxsutawney, Pennsylvania, recorded in the Office of the Recorder of Deeds of Jefferson County, Pennsylvania in Deed Book Volume 460, Page 935, purchase dated October 1, 1979;

35.           Two parcels of real property cumulatively totaling approximately 1.034 acres constituting an office building at Pope Avenue and College Center Blvd. in the Town of Hilton Head Island, Beaufort County, South Carolina identified as Tax Map # s 55-15-75 and 55-15-361;

36.           Real property located at 102 Main Street, Coudersport, Pennsylvania;

37.           Real property (Adelphia Data Center) located at 510 and 512 Bank Street, Coudersport, Pennsylvania;

38.           Approximately 2 acres on Blair Drive in Blairsville, Indiana County, PA utilized by Highland Video Associates, LP (former Serwinski property) (parcel no. 06-006-100.3F);

39.           Approximately 37,000 square feet on Freeport Road, Harrison Township, Allegheny Co., PA held in the name of Highland Holdings (former Clear Channel property) (parcel no. 2835-5-00065);

40.           Property in Orchard Park, Erie Co., NY, held in the name of Adelphia Dorellenic, GP (parcel Nos. 146001 555.00-99-1; 146001 555.00-90-4.1; 146001 555.00-90-4.2; 146001 555.00-90-4.3);

41.           Office Building in Niagara Falls, Erie Co., NY held in the name of Dorellenic (parcel No. 2911001444.4  2-2-16) (former Electric Refrigeration Co.);

42.           7 Water St., Coudersport, PA; and

43.           Any and all right, title and interest in any and all time share properties in Cancun, Mexico owned by any of the Rigas Parties or any entity owned or controlled by the Rigas Parties.

EXHIBIT F

FORFEITED SECURITIES

All securities issued by Adelphia (including its subsidiaries) owned directly or indirectly by the Rigas Family, including without limitation:

DATE	SECURITY	SHARES/FACE
05/14/1992	ADLAC Class A common	750,000
01/14/1994	ADLAC Class A common	5,832,604
07/03/1997	ADLAC Class C preferred	9,433,962
08/18/1998	ADLAC Class A common	3,166,311
01/14/1999	ADLAC Class A common	3,000,000
05/31/1999	ADLAC Class B common	97,932
01/21/2000	ADLAC Class B common	5,901,522
04/30/2000	ADLAC Class A common	637,878
07/03/2000	ADLAC Class B common	2,500,000
02/01/2001	ADLAC Class A common	100,000
10/20/2001	ADLAC Class B common	5,819,364
10/20/2001	6% Conv Sub Notes ($55.49)	167,376,000
01/22/2002	3.25% Conv Sub Notes ($43.758)	400,000,000
08/02/2002	ADLAC Class B common	7,500,000
08/12/2002	7.5% Series E Pfd ($25.75)	2,000,000
	[Series A Preferred Stock in U.S. Telemedia Investment Company]

F-1

EXHIBIT I

FORM OF ORDER APPROVING SETTLEMENT

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF NEW YORK

--------------------------------------------------------------X

UNITED STATES OF AMERICA,                                    :

- v. -                                                                        :               ORDER APPROVING

                                                                                                                SETTLEMENT AGREEMENT

JOHN J. RIGAS,                                                                   :

TIMOTHY J. RIGAS, and

MICHAEL J. RIGAS,                                                           :               SI 02 Cr. 1236 (LBS)

                                                Defendants.                          :

--------------------------------------------------------------X

WHEREAS, on July 30, 2003, Superseding Indictment S1 02 Cr. 1236 (LBS) (the “Indictment”) was filed against, among others, JOHN J. RIGAS and TIMOTHY J. RIGAS in twenty-three counts;

WHEREAS, the Indictment included an allegation seeking forfeiture pursuant to Title 18, United States Code, Section 981(a)(1)(C), and Title 28, United States Code, Section 2461, of all property, real and personal, that constitutes or is derived from proceeds traceable to the commission of the offenses charged in the Indictment;

WHEREAS, on July 8, 2004, the jury found defendants JOHN J. RIGAS and TIMOTHY J. RIGAS guilty on Counts One (Conspiracy to Commit Securities Fraud, False Statements in SEC Filings, and Bank Fraud), Two through Sixteen (Securities Fraud), and Twenty-two and Twenty-three (Bank Fraud);

WHEREAS, defendants JOHN J. RIGAS and TIMOTHY J. RIGAS have waived their right to a judicial determination of the forfeiture allegations in the Indictment, and agree to the forfeiture of assets as provided in the Consent Order of Forfeiture;

WHEREAS, MICHAEL J. RIGAS, who is a party to the Criminal Case, along with James J. Rigas, Ellen Rigas Venetis and Doris Rigas, who are not parties to the Criminal Case, own interests in certain assets subject to forfeiture, including but not limited to the Forfeited Managed Entities, the Other Forfeited Entities, and stock and partnership interests in certain corporations and partnerships that own some Forfeited Securities and Forfeited Real Estate (collectively the “Property”);

WHEREAS, defendant MICHAEL J. RIGAS, and James J. Rigas, Ellen Rigas Venetis and Doris Rigas, have each, pursuant to the terms of the Settlement Agreement, agreed to consent to the forfeiture of the Property and not to file a claim in the ancillary proceeding or otherwise contest the forfeiture to the United States of all of their respective interests in the Property; and

WHEREAS, the Settlement Agreement has been submitted to and reviewed by this Court.

NOW, THEREFORE, IT IS HEREBY:

1.             ORDERED, that the Settlement Agreement, being found by this Court to be fair and reasonable and in the best interests of all persons with an interest in the above-captioned matter, is approved in its entirety, and its terms are hereby incorporated in this Order, and the Court shall impose no order of criminal restitution or fine or any other economic sanction (other than the mandatory Special Assessments) against JOHN J. RIGAS or  TIMOTHY J. RIGAS;

2.             ORDERED, that the Consent Order of Forfeiture shall be entered immediately after the Court has been advised in writing by the Parties that all conditions precedent to the Settlement Agreement have been satisfied; and

3.             ORDERED, that the Court shall retain jurisdiction over the Settlement Agreement for all purposes, including, but not limited to, enforcement thereof.

SO ORDERED THIS ____ DAY

OF APRIL, 2005

                                                                     ____________________________________

                                                                                         UNITED STATES DISTRICT JUDGE